Effective immediately, the following is added to the end of the sub-section entitled “Principal Investment Strategies” under the main heading “Summary of Key Information" and to the end of the sub-section entitled “Principal Investment Strategies” under the main heading “Investment Objective, Strategies, and Risks”:

Shareholders of the fund have approved a proposal to modify the fund's fundamental investment policy concerning industry concentration so that the fund would be prohibited from investing more than 25% of its total assets in securities issued by companies in the same industry, including the financial services industry at a special shareholders’ meeting held in October 2015. The fund expects to make other changes necessary to operate as a government money market fund, including (i) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities and (ii) changing its name to "MFS U.S. Government Money Market Portfolio." The fund currently anticipates that these changes will take effect on April 29, 2016.

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